Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of May 1, 2019 but effective as of March 30, 2019 (this “Amendment”), is by and among PRIMO WATER CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and SunTrust Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 22, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement to be effective as of March 30, 2019; and

WHEREAS, the Lenders, by act of the Required Lenders, have agreed to provide such requested amendments, subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.     Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.     Amendments.

(a)     The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Albertsons Locations” means locations referenced in the Water Vending and Bulk Water Exchange Location Agreement between Albertsons Companies, Inc., a Delaware corporation, and Primo Water Operations, Inc. expected to be executed in April or May of 2019.

“Specified Capital Expenditures” means any Capital Expenditures with respect to the Albertsons Locations made on or prior to December 31, 2019 in an aggregate principal amount not to exceed $3,500,000.

“Specified Restricted Payment” means that certain Restricted Payment in the form of a deferred compensation payment made to Mark Castaneda in August, 2018 in the amount of $2,634,696.20.

(b)     In Section 1.1 of the Credit Agreement, the definition of “Consolidated Fixed Charge Coverage Ratio” is amended by replacing the “.” with “; provided, further, that for purposes of any calculation of the Consolidated Fixed Charge Coverage Ratio required hereunder, commencing with the Fiscal Quarter ended March 31, 2019, the Specified Restricted Payment and the Specified Capital Expenditures shall be excluded”.

(c)     Section 5.14 of the Credit Agreement is hereby amended by adding “U.S.” before “cash management and treasury business” therein and to add the following sentence to the end thereof:

For the avoidance of doubt, any cash management or treasury business maintained in any jurisdiction other than the U.S. is excluded from the requirements under this Section 5.14.

(d)     Section 7.4(n) of the Credit Agreement is amended by replacing the reference to “$2,000,000” therein with “$4,000,000”.

4.     Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of each of the following:

(a)   a counterpart of this Amendment signed by the Administrative Agent, the Required Lenders, the Borrower and each Guarantor; and

(b)   all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent.

5.     Miscellaneous.

(a)   This Amendment shall be deemed to be, and is, a Loan Document.

(b)   Effective as of the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)   Each of the Loan Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

(d)   Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)     such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)    this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms;

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(iii)   no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment;

(iv)   all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date; and

(v)     no Default or Event of Default exists.

(e)   This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)   This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof) of the State of New York.

6.    Reaffirmation of Obligations. Each of the Loan Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents (as amended by this Amendment) and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents (except to the extent such obligations are modified pursuant to this Amendment).

7.     Reaffirmation of Security Interests. Each of the Loan Parties (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.     No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	PRIMO WATER CORPORATION, a Delaware corporation By: /s/ David J Mills Name: David J Mills Title: CFO

GUARANTORS:

PRIMO WATER OPERATIONS, INC., a Delaware

corporation

By:        /s/ David J Mills

Name:   David J Mills

Title:     CFO

PRIMO PRODUCTS, LLC, a North Carolina limited

liability company

By:        /s/ David J Mills

Name:   David J Mills

Title:     CFO

PRIMO REFILL, LLC, a North Carolina limited liability

company

By:        /s/ David J Mills

Name:   David J Mills

Title:     CFO

PRIMO DIRECT, LLC, a North Carolina limited

liability company

By:        /s/ David J Mills

Name:   David J Mills

Title:     CFO

GW SERVICES, LLC, a California limited liability

company

By:        /s/ David J Mills

Name:   David J Mills

Title:     CFO

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE	SUNTRUST BANK,
AGENT:	as Administrative Agent, as an Issuing Bank and as Swingline Lender

By: /s/ Julie Lindberg Name: Julie Lindberg Title: Vice President

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	SUNTRUST BANK, as a Lender By: /s/ Julie Lindberg Name: Julie Lindberg Title: Vice President

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK, N.A., as a Lender By: /s/ C. Scott Place Name: C. Scott Place Title: Director

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Jeffrey Mount Name: Jeffrey Mount Title: Vice President

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Thomas Gallagher Name: Thomas Gallagher Title: Vice President

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Taylor R. Beringer Name: Taylor R. Berginer Title: Senior Vice President

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender By: /s/ Kenton H. Stamey Name: Kenton H. Stamey Title: Senior Vice President

PRIMO WATER CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT